Exhibit 99.1

Cancer Genetics Announces Shareholder Approval of All Proposals in Connection with the Proposed Merger with StemoniX

Combined entity creates an innovative platform to de-risk and accelerate the discovery and development of preclinical and clinical pipelines with biopharma partners as well as the proprietary pipeline of the combined company

RUTHERFORD, N.J., March 25, 2021 (GLOBE NEWSWIRE) – Cancer Genetics, Inc. (the “Company”) (Nasdaq: CGIX), an emerging leader in novel drug discovery techniques, announced the results of its March 24, 2021 shareholder meeting to approve the upcoming merger with StemoniX, Inc. (“StemoniX”).

At a Special Meeting of Stockholders, CGI’s stockholders, upon the unanimous recommendation of the board of directors of CGI: (a) voted in favor of the issuance of shares of Common Stock, warrants and options pursuant to the Agreement and Plan of Merger and Reorganization, dated as of August 21, 2020, as amended, with StemoniX; (b) voted in favor of the amendment to the certificate of incorporation of CGI effecting a reverse stock split of the issued and authorized shares of Common Stock, at a ratio in the range from 1-for-2 to 1-for-10, with such specific ratio to be determined by the CGI board; (c) voted to approve the Cancer Genetics, Inc. 2021 Equity Incentive Plan and to authorize for issuance 4,500,000 shares of Common Stock thereunder; and (d) voted to approve on an advisory basis, the compensation that may be paid or become payable to CGI’s named executive officers in connection with the merger.

Chief Executive Officer of Cancer Genetics, Jay Roberts, stated, “The Cancer Genetics team is thankful for the participation and support of our shareholders for voting in favor of the merger with StemoniX. In addition, we are thankful to our management teams and board members from both Cancer Genetics and StemoniX for their effort in bringing the merger to this point. We are proud to be combining forces and we are prepared to execute on our business plan.

ABOUT CANCER GENETICS

Through its vivoPharm subsidiary, Cancer Genetics offers proprietary preclinical test systems supporting clinical diagnostic offerings at early stages, valued by the pharmaceutical industry, biotechnology companies and academic research centers. The Company is focused on precision and translational medicine to drive drug discovery and novel therapies. vivoPharm specializes in conducting studies tailored to guide drug development, starting from compound libraries and ending with a comprehensive set of in vitro and in vivo data and reports, as needed for Investigational New Drug filings. vivoPharm operates in The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) accredited and GLP compliant audited facilities. For more information, please visit www.cancergenetics.com.

ABOUT STEMONIX, INC.

StemoniX is empowering the discovery of new medicines through the convergence of novel human biology and software technologies. StemoniX develops and manufactures high-density, at-scale human induced pluripotent stem (iPSC) cell-derived neural and cardiac screening platforms for drug discovery and development. Predictive, accurate, and consistent, these human models enable scientists to quickly and economically conduct research with improved outcomes in a simplified workflow. Through collaborations with drug discovery organizations, StemoniX tests compounds in-house, creates new cell-based disease models, and operationalizes custom human iPSC disease models at large scale for high-throughput screening. With leading-edge iPSC technologies and data science, StemoniX is helping global institutions bring the most promising medicines to patients. To learn more about how StemoniX products and services are accelerating discoveries, please visit www.StemoniX.com.

For more information, please visit or follow CGI at:

Internet: www.cancergenetics.com

Twitter: @Cancer_Genetics

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger between StemoniX and CGI, CGI has filed relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that has been filed and contained a proxy statement/prospectus/information statement, and which registration statement was declared effective on February 12, 2021. A definitive proxy statement/prospectus/information statement was filed on February 16, 2020, and was mailed to stockholders on February 16, 2021. INVESTORS AND SECURITY HOLDERS OF CGI AND STEMONIX ARE URGED TO READ THESE MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CGI, STEMONIX AND THE PROPOSED MERGER. The proxy statement, prospectus and other relevant materials, and any other documents filed by CGI with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by CGI by directing a written request to: CGI Holdings, c/o John A. Roberts, Chief Executive Officer, 201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

This report shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

CGI and its directors and executive officers and StemoniX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CGI in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of CGI and their ownership of shares of CGI’s Common Stock is set forth in the proxy statement/prospectus referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, are included in the proxy statement/prospectus. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Chief Executive Officer at CGI at the address described above.

Forward-Looking Statements

This report contains forward-looking statements based upon CGI’s and StemoniX’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. CGI and StemoniX generally identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. CGI and StemoniX have based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of CGI’s and StemoniX’s control. CGI’s and StemoniX’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with CGI’s ability to obtain the shareholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in the proxy statement/prospectus. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither CGI nor StemoniX can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, CGI and StemoniX undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Investor Contacts:
Jennifer K. Zimmons. Ph.D.
Investor Relations
Zimmons International Communications, Inc.
Email: jzimmons@zimmonsic.com
Phone: +1.917.214.3514